Program Proposal for
                                  Concierge.com
                                December 29, 2000
                                Job Quote #C14381

                         CD-ROM Storage and Fulfillment
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                                  Using client-supplied materials and data files
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MAILING SERVICES
*       Import data
*       Format data
*       Standardize address, prepare Carrier Route, append ZIP+4
*       Organize data, Presort for least-cost postage charges (when appropriate)
*       Insert disk and instructions card into sleeve/mailer
*       Apply clear plastic tab closure
*       Print pressure-sensitive labels, include barcode
*       Apply pressure-sensitive labels
*       Deliver to Santa Rosa Post Office (Domestic) or remailer (Nondomestic)

                                                          Cost Per Unit:  $ 1.14

STORAGE/INVENTORY MAINTENANCE
*       Receive initial stock
*       Set-up inventory tracking
*       Provide space and security
*       Provide stock levels information as required

                                                     Monthly Maintenance:  55.00

NOTE:
*       Assumes use of Point to Point mail indicia/permit (no charge to client)
* Assumes initial stocking level of one pallet; charge to be pro-rated monthly on a per-pallet basis



CONCIERGE, INC.              /s/ Allen E. Kahn                           1/23/00
---------------              -----------------                           -------
Accepted                     By  ALLEN E. KAHN                             Date

 ................................................................................

Postage, shipping, storage and applicable sales taxes are extra. All pricing is valid for 30 days following issuance. All quotes are subject to revision if finalized details differ from original estimate specifications. Data work beyond the scope listed will be invoiced on an hourly basis. All printing quotes are subject to review of final artwork. Paper stock on print quotations is subject to availability and price at the time of order, and can change without notice. Postage must be received in advance of mailing. All services are performed in accordance with the latest revisions of Trade Customs, as published by the Printing Industries of Northern California trade association (printing) or the Mail Advertising Service Association International (mailing). Copies of Trade Customs are available on request.

 ................................................................................

                           (C) Point To Point LLC 2001
               231 Flamingo Road, Suite A1 * Mill Valley, CA 94941
             415.381.8600 * FAX 415.381.8720 * expert@pointilist.com
1/23/01 5:33 PM                                                      Page 1 of 1

                                                                    Exhibit 10.4
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